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                                                                     EXHIBIT 4.2

FACE

COMMON STOCK     COMMON STOCK

WEB

INCORPORATED UNDER THE LAWS OF THE STATE OF OREGON

SEE REVERSE FOR CERTAIN RESTRICTIONS AND DEFINITIONS
CUSIP 94844D 10 4

THIS CERTIFICATE IS TRANSFERABLE
IN BOSTON, MA OR NEW YORK, NY

This certifies that        is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE, OF


WEBTRENDS CORPORATION

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

     This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. WITNESS the facsimile signatures of the duly authorized officers of the Corporation.
Dated:

SECRETARY     CHAIRMAN AND CEO    PRESIDENT

COUNTERSIGNED AND REGISTERED:
BankBoston, N.A.
TRANSFER AGENT AND REGISTRAR

BY


AUTHORIZED SIGNATURE



BACK



    The Corporation will furnish without charge to any shareholder upon written request a statement of the designations, relative rights, preferences, and limitations applicable to each class of stock which the Corporation is authorized to issue, the variations in the rights, preferences, and limitations of the shares of each series of each such class of stock insofar as the same may have been fixed and determined, and the authority of the Board of Directors to determine variations for future series.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


        TEN COM N       as tenants in common


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        TEN ENT       N as tenants by the entireties
        JT TEN        N as joint tenants with right of
                        survivorship and not as tenants
                        in common



(Oregon Custodians use the following)
(Name) CUST UL OREG (Name) MINN ............................. as Custodian
under
the laws of Oregon, for ..................................................
a minor

(Name) CUST (Name) (State) UNIF GIFT MIN ACT N ....................... Custodian
 ..................              (Cust)              (Minor)

                        Under ...................... Uniform Gifts to Minors Act
                                       (State)

Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED,                         hereby sell, assign and transfer
 unto

        PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE


(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
X
X
NOTICE:
Signature(s) Guaranteed



By

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.